SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                    ------------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                   --------------------------



Date of Report (Date of
earliest event reported): November 19, 1999
                          -----------------



                 COACTIVE MARKETING GROUP, INC.
      -----------------------------------------------------
     (Exact name of registrant as specified in its charter)



       Delaware                                   06-1340408
-------------------------                      -----------------
(State or other jurisdic-                     (I.R.S. Employer
 tion of incorporation or                     Identification No.)
 organization)

                              0-20394
                     -----------------------
                      (Commission File Number)


415 Northern Blvd., Great Neck, New York                 11021
----------------------------------------                --------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (516) 622-2800
                                                   --------------


------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)






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Item 5.           Other Events

                  On November 19, 1999, the Registrant, Inmark Services, Inc., Optimum Group, Inc. and U.S. Concepts, Inc. (collectively, "CoActive Marketing Group") and PNC Bank, National Association (the "Lender") executed an amendment to CoActive Marketing Group's existing loan facility with Lender pursuant to which (i) compliance with certain financial covenants contained in the Loan Agreement was waived for the quarter ended September 30, 1999, and (ii) the terms of certain financial covenants contained in the Loan Agreement were amended.

Item 7.           Financial Statements and Exhibits

         *        *        *

(c) Exhibits:

                  1. Fourth Amendment to Loan Documents dated as of November 19, 1999.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 24, 1999


                                    COACTIVE MARKETING GROUP, INC.
                                    ------------------------------
                                             (Registrant)



                                            By: /s/ Donald A. Bernard
                                                ---------------------
                                                Donald A. Bernard,
                                                Executive Vice President and
                                                Chief Financial Officer




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                                  EXHIBIT INDEX

No.      Description                                                       Page
---      -----------                                                       ----

1        Fourth Amendment to Loan Documents dated as of November 19, 1999.




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                       FOURTH AMENDMENT TO LOAN DOCUMENTS

         THIS FOURTH AMENDMENT TO LOAN AGREEMENT; SECURITY AGREEMENT; and PLEDGE AGREEMENT (this "Amendment") is made as of November 19, 1999 among PNC Bank National Association ("Lender") having offices at One Garret Mountain Plaza, West Paterson, New Jersey 07424, CoActive Marketing Group, Inc. (formerly known as Inmark Enterprises, Inc.), a Delaware corporation ("CoActive"), U.S. Concepts, Inc., a Delaware corporation, ("USC"), Inmark Services, Inc. a Delaware corporation ("Services"), and Optimum Group, Inc., an Ohio corporation (formerly, OG Acquisition Corp.) ("New OGI" and together with Services and USC, the "Borrower"). CoActive, USC, Services, and New OGI are collectively referred to herein as the "Inmark Group".

                             PRELIMINARY STATEMENT:

         A. Lender, Enterprises, Services and New OGI entered into a Loan Agreement dated as of March 31, 1998 ((i) as amended by a First Amendment to Loan Documents dated as of December 29, 1998, to which USC became a party, (ii) as amended by a Second Amendment to Loan Documents dated as of January 14, 1999,
(iii) as amended by Third Amendment to Loan Documents dated as of June 30, 1999 ("Third Amendment to Loan Documents") and (iv) as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Agreement"), pursuant to which, among other things, Lender agreed to make (i) Revolving Loans to Borrower in the aggregate principal amount at any one time outstanding not to exceed $5,000,000 and (ii) a term loan to Borrower in the principal amount of $5,000,000 (and current principal balance of $3,660,000), all upon the terms and subject to the conditions set forth therein.

         B. The Inmark Group has requested that Lender waive the non-compliance by Borrower of certain of its covenants under Sections 6.1, 6.2, and 6.3 of the Agreement (such waivers as expressly described and limited herein shall be referred to collectively as "Waivers").

         C. Lender has agreed to the Waivers upon the condition, among others, that each member of the Inmark Group agrees to the amendments set forth herein and executes and delivers this Amendment.


                                   AGREEMENT:

1. Definitions. Capitalized terms used in this Amendment shall have the same meanings given them in the Agreement, unless otherwise defined herein.

2. Section 6.1.

         a. Waiver. The Lender hereby grants a waiver of Borrower's non-compliance with Section 6.1 of the Agreement, solely in respect of the quarter ended September 30, 1999, and of the Event of Default that would otherwise result from a violation of that Section, solely by reason of such non-compliance.

         b. Amendment. Section 6.1 of the Loan Agreement is hereby amended to add the following provision:

         "Anything in this Section 6.1 to the contrary notwithstanding, the Inmark Group shall maintain at all times during each of the quarters ended December 31, 1999 and March 31, 2000, a Minimum EBITDA (not measured on a rolling four-quarter basis) no less than $1,000,000 and $2,385,000 respectively; it being acknowledged and agreed that for each quarter subsequent to March 31, 2000, Minimum EBITDA shall be measured on a rolling four-quarter basis and as originally set forth in the Agreement prior to any amendments."

3. Section 6.2.

         a. Waiver. The Lender hereby grants a waiver of Borrower's non-compliance with Section 6.2 of the Agreement, solely in respect of the quarter ended September 30, 1999, and of the Event of Default that would otherwise result from a violation of that Section, solely by reason of such non-compliance.

         b. Amendment. Section 6.2 of the Loan Agreement is hereby amended to add the following provision:

         "Anything in this Section 6.2 to the contrary notwithstanding, the Inmark Group shall not be required to comply with the covenants of this Section
6.2 solely in respect of the quarter ended December 31, 1999."

         c. Amendment. Section 6.2 of the Loan Agreement is hereby amended to replace the Maximum Senior Debt Leverage Ratio corresponding to the following date (and only the following date) with the respective adjusted ratios set forth below:




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



         Quarter Ended                             Maximum Senior Debt Leverage
                                                              Ratio

         March 31, 2000                                      2.30:1

4.       Section 6.3

         a. Waiver. The Lender hereby grants a waiver of Borrower's non-compliance with Section 6.3 of the Agreement, solely in respect of the quarter ended September 30, 1999, and of the Event of Default that would otherwise result from a violation of that Section, solely by reason of such non-compliance.

         b. Amendment. Section 6.3 of the Loan Agreement is hereby amended to add the following provision:

         "Anything in this Section 6.3 to the contrary notwithstanding, the Inmark Group shall not be required to comply with the covenants of this Section
6.3 solely in respect of the quarter ended December 31, 1999."

5.  Term  Loan  Payment.   Anything  in  the  Loan  Documents  to  the  contrary
notwithstanding, on March 31, 2000, Borrower shall make a principal payment to Lender in respect of the Term Loan of $500,000.

6. Lock Box Documents. The Inmark Group hereby acknowledges and agrees that all of the Documents that set forth the lock box arrangement between the Lender and the Inmark Group shall constitute "Loan Documents" as defined in the Agreement. The Inmark Group agrees to immediately notify all of its customers (and all other Person that owe monies to any member of the Inmark Group) to remit all payments to the appropriate lock boxes held by the Lender.

7. Borrowing Base. The Inmark Group acknowledges that Lender is entering into this Amendment in reliance upon the agreement by the Inmark Group to limit its ability to borrow under the Loan Documents by reference to a borrowing base tied to among other things eligible receivables as soon as practicable; such borrowing base to be established at the reasonable discretion of Lender (the "Borrowing Base"). Accordingly, the Inmark Group agrees to execute and deliver to Lender any Document (including, any subsequent amendment to the Loan Documents) to establish such Borrowing Base.

8.       Certain Representations and Warranties.

         a. In order to induce the Lender to enter into this Amendment, each member of the Inmark Group hereby represents and warrants to the Lender that after giving effect to the Waivers and the amendments contemplated by this Amendment that:

                  (1) no Event of Default, or any event which, with the giving of notice, the lapse of time, or both, or the occurrence of any other condition, would constitute an Event of Default, has occurred and is continuing;

                  (2) the Agreement, the Security Agreement, the Pledge Agreement and each of the other Loan Documents (as amended by this Amendment), after giving effect to this Amendment, continue to be in full force and effect and to constitute the legal, valid and binding obligations of each member of the Inmark Group that is a party thereto, enforceable against each member of the Inmark Group in accordance with their respective terms;

                  (3) the representations and warranties made by each member of the Inmark Group in or pursuant to the Agreement, the Security Agreement, the Pledge Agreement or any other Loan Document (in each case as amended by this Amendment), or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, are each true and correct in on and as of the date hereof, as though made on and as of such date; and

                  (4) the "draft" quarterly financial statements for the Inmark Group for the quarter ended September 30, 1999 and delivered to Lender were prepared in accordance with GAAP and fairly present the financial condition and operating results of the Inmark Group as of that date.

9. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction of the following conditions:

         a. Fees and Expenses. The Inmark Group shall have paid all expenses of Lender, including, without limitation, (i) an amendment fee in the amount of $46,650, (ii) accountant and consultant fees and expenses related to the collateral investigation conducted on behalf of Lender, and (iii) reasonable fees and expenses of counsel, in connection with the preparation, execution and delivery of this Amendment and all other documents and instruments to be executed and delivered pursuant hereto or in connection herewith, and the transactions contemplated hereby. The Inmark Group hereby authorizes Lender to charge the operating account of Borrower for the fees described in clauses (i), and (ii) the fees and expenses described in clause (ii) up to $20,000 and for the fees and expenses



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described in clause (iii) up to $4,000 so that the Lender can pay for these fees and expenses on behalf of Borrower. The parties agree that the payment of the $46,650 set forth above shall also satisfy the payment obligation of the Inmark Group set forth in paragraph 11 of the Third Amendment to Loan Documents.

         b. Recordings and Filings; Other Actions. Any documents (including, without limitation, financing statements and an assignment of registered intellectual property) required to be filed, registered or recorded (and that have not already been so filed, registered or recorded) in order to create, in favor of Lender a perfected Lien against the Collateral thereunder with respect to which a Lien may be perfected by a filing under the Uniform Commercial Code or any other applicable law shall have been delivered to Lender duly executed by the appropriate member of the Inmark Group and shall be in proper form to be filed, registered or recorded in each office in each jurisdiction required in order to create in favor of Lender a perfected Lien on the respective Collateral described therein having the priority purported to be granted thereby. Lender shall have also received evidence that all necessary filing fees and all taxes or other expenses related to such filings, registrations or recordings will be paid in full. Lender shall have received evidence that all other actions necessary or, in the opinion of Lender, desirable to perfect the Liens created by the Loan Documents have been taken.

         c. No Legal Restraints. There shall be no (i) litigation, investigation or other proceeding of or before any Governmental Authority pending or, to the best of knowledge of each member of the Inmark Group, threatened against any member of the Inmark Group or any of its properties or revenues that could have a Material Adverse Effect or (ii) injunction, writ, restraining order or any order of any nature issued by any Governmental Authority directing that the transactions provided for in this Amendment not be consummated as therein provided.

         d. Additional Matters. Lender shall have received such other certificates, opinions, documents and instruments relating to the transactions contemplated by this Amendment as it may have reasonably requested, and all corporate and other proceedings and all other documents (including, all documents referred to herein and not appearing as exhibits hereto) and legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to Lender and its counsel.

10. Condition Subsequent. This Amendment shall become automatically void and of no force and effect if on or prior to

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November  22,  1999  Lender  shall  not have  received  a  certificate  from the
Secretary or an Assistant Secretary of each member of the Inmark Group, dated the Closing Date, certifying (as applicable) that or as to (i) attached to each such certificate is a true, complete and correct copy of the resolutions of the Board of Directors of such member of the Inmark Group authorizing among other things the execution, delivery and performance of this Amendment and (ii) such resolutions have not been amended, modified, revoked or rescinded since the dates on which they were adopted and (iii) the incumbency and signature of each officer signing this Amendment and any other certificate or other document to be delivered pursuant hereto (and another officer of such member of the Inmark Group shall certify as to the incumbency of such Secretary or Assistant Secretary).

11. Counterparts. This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement.

12. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

13. Effect of Amendment. From and after the effectiveness hereof, all references to the Agreement, the Security Agreement, the Pledge Agreement in the other Loan Documents shall mean the Agreement, the Security Agreement, the Pledge Agreement, respectively, as amended and modified by this Amendment.

14. Ratification; Effect of Waivers; Etc. Except as amended and otherwise modified by this Amendment, the Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. Except as expressly described above, the Waivers shall not constitute (i) a modification or an alteration of the terms, conditions or covenants of the Agreement, the Security Agreement, the Pledge
Agreement or any other Loan Document or (ii) a waiver, release or limitation upon the Lender's exercise of any of its rights and remedies thereunder, which are hereby expressly reserved. The Waivers shall not relieve or release any member of the Inmark Group or any guarantor in any way from any of its respective duties, obligations, covenants or agreements under the Agreement, the Security Agreement, the Pledge Agreement or the other Loan Documents or from the consequence of any Event of Default thereunder, except as expressly described above. The Waivers shall not obligate the Lender, or be construed to require the Lender, to waive any other Events of Default or defaults, whether now existing or which may occur after the date of this Amendment.


                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                 PNC BANK NATIONAL ASSOCIATION


                                 By: /s/ Charles W. Jones
                                     --------------------
                                 Name/Title: Charles W. Jones, Vice President


                                 COACTIVE MARKETING GROUP, INC.
                                 (f/k/a Inmark Enterprises, Inc.)


                                 By: /s/ Donald Bernard
                                     ------------------
                                 Name/Title: Donald Bernard, Executive Vice
                                                     President and CFO

                                 U.S. CONCEPTS, INC.
                                 (a Delaware corporation)


                                 By: /s/ Donald Bernard
                                     ------------------
                                 Name/Title: Donald Bernard, Executive Vice
                                                     President and CFO


                                 INMARK SERVICES, INC.


                                 By: /s/ Donald Bernard
                                     ------------------
                                 Name/Title: Donald Bernard, Executive Vice
                                                     President and CFO


                                 OPTIMUM GROUP, INC.

                                 By: /s/ Donald Bernard
                                     ------------------
                                 Name/Title: Donald Bernard, Executive Vice
                                                     President and CFO

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